Exhibit 24
LIMITED POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby makes, constitutes and appoints Natacha Marty, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:
1. Execute for and on behalf of each of the undersigned individual and entities (each, a “Filer” and collectively, the “Filers”) (i) Forms 3, 4, and 5 (including amendments thereto) in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, (ii) Form 144 in accordance with Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), and (iii) Schedules 13D and 13G (including amendments thereto) in accordance with Sections 13(d) and 13(g) of the Exchange Act and the rules thereunder;
2. Do and perform any and all acts for and on behalf of each of the Filers which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 (including amendments thereto), Form 144, or Schedule 13D or 13G (including amendments thereto) and timely file such form with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority; and
3. Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, a Filer, it being understood that the documents executed by such attorney-in-fact on behalf of such Filer pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.
Each of the Filers hereby grants to the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes a Filer might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all the acts such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney and the rights and powers herein granted. Each of the Filers acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of such Filer, is not assuming any of such Filer’s responsibilities to comply with Sections 13 or 16 of the Exchange Act or Rule 144 under the Securities Act.
This Limited Power of Attorney shall remain in full force and effect until a Filer is no longer required to file Forms 3, 4, and 5 (including amendments thereto), Form 144, and Schedules 13D and 13G (including amendments thereto) with respect to such Filer’s holdings of and transactions in securities issued by Outbrain Inc., unless earlier revoked by such Filer in a signed writing delivered to the foregoing attorney-in-fact.
[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Limited Power of Attorney to be executed as of this 10th day of February, 2025.

ALTICE TEADS S.A.

By:	/s/ Malo Corbin
	Name:	Malo Corbin
	Title:	Director A

ALTICE TEADS S.A.

By:	/s/ Emilie Schmitz
	Name:	Emilie Schmitz
	Title:	Director B

ALTICE INTERNATIONAL S.À R.L.

By:	/s/ Dennis Okhuijsen
	Name:	Dennis Okhuijsen
	Title:	Chairman of the Board of Managers

ALTICE INTERNATIONAL S.À R.L.

By:	/s/ Emilie Schmitz
	Name:	Emilie Schmitz
	Title:	Manager

ALTICE LUXEMBOURG S.A.

By:	/s/ Malo Corbin
	Name:	Malo Corbin
	Title:	Director A

ALTICE LUXEMBOURG S.A.

By:	/s/ Emilie Schmitz
	Name:	Emilie Schmitz
	Title:	Director B

ALTICE GROUP LUX S.À R.L.

By:	/s/ Dennis Okhuijsen
	Name:	Dennis Okhuijsen
	Title:	Manager A

ALTICE GROUP LUX S.À R.L.

By:	/s/ Emilie Schmitz
	Name:	Emilie Schmitz
	Title:	Manager B

NEXT ALT S.À R.L.

By:	/s/ Patrick Drahi
	Name:	Patrick Drahi
	Title:	Manager A

NEXT ALT S.À R.L.

By:	/s/ Laurent Godineau
	Name:	Laurent Godineau
	Title:	Manager B

NEXT LUXEMBOURG S.C.SP
By its Managing General Partner: Next Luxembourg
Management GP S.à r.l.

By:	/s/ Patrick Drahi
	Name:	Patrick Drahi
	Title:	Manager A

NEXT LUXEMBOURG S.C.SP
By its Managing General Partner: Next Luxembourg
Management GP S.à r.l.

By:	/s/ Laurent Godineau
	Name:	Laurent Godineau
	Title:	Manager B

NEXT LUXEMBOURG MANAGEMENT GP S.À R.L.

By:	/s/ Patrick Drahi
	Name:	Patrick Drahi
	Title:	Manager A

NEXT LUXEMBOURG MANAGEMENT GP S.À R.L.

By:	/s/ Laurent Godineau
	Name:	Laurent Godineau
	Title:	Manager B

By:	/s/ Patrick Drahi
Patrick Drahi